UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):    August 1, 2005
                                                 -------------------------


                          Career Education Corporation
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-23245                   36-3932190
         --------                     --------                   ----------
(State or Other Jurisdiction        (Commission                 (IRS Employer
       of Incorporation)            File Number)             Identification No.)


     2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL       60195
     --------------------------------------------------------       ------
             (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code (847) 781-3600
                                                           --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 1, 2005, Career Education Corporation (the "Registrant") issued a press release to report the Registrant's financial results for the second quarter ended June 30, 2005, and to announce that its Board of Directors authorized a share repurchase program. A copy of the Registrant's press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference. The information contained in Item 2.02 to this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 1, 2005, the Registrant issued a press release to announce that its Board of Directors approved the termination of its shareholder rights plan and other enhanced corporate governance practices. A copy of the Registrant's press release is attached hereto as Exhibit 99.2, and the information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) None.

(b) None.

(c) Exhibits


      Exhibit
       Number  Description of Exhibits
       ------  -----------------------

        99.1 Press Release of Registrant dated August 1, 2005, reporting the Registrant's financial results for the second quarter ended June 30, 2005, and announcing that its Board of Directors authorized a share repurchase program.

        99.2 Press Release of Registrant dated August 1, 2005, announcing that its Board of Directors approved the termination of its shareholder rights plan and other enhanced corporate governance practices.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CAREER EDUCATION CORPORATION


                                     By: /s/ Janice L. Block
                                         ---------------------------------------
                                         Janice L. Block
                                         Senior Vice President, General Counsel,
                                         and Corporate Secretary


Dated: August 1, 2005

                                  Exhibit Index
                                  -------------

      Exhibit
       Number  Description of Exhibits
       ------  -----------------------

        99.1 Press Release of Registrant dated August 1, 2005, reporting the Registrant's financial results for the second quarter ended June 30, 2005, and announcing that its Board of Directors authorized a share repurchase program.

        99.2 Press Release of Registrant dated August 1, 2005, announcing that its Board of Directors approved the termination of its shareholder rights plan and other enhanced corporate governance practices.